Exhibit 99.2

FINAL TRANSCRIPT

Conference Call Transcript CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call Event Date/Time: Nov. 12. 2007 / 11:00AM ET

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FINAL TRANSCRIPT

Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

CORPORATE PARTICIPANTS

 Leslie Loyet

 Care Investment Trust Inc. - IR

 Flint Besecker

 Care Investment Trust Inc. - Vice Chairman, Care Investment Trust and President, CIT Healthcare

 Scott Kellman

 Care Investment Trust Inc. - CEO

CONFERENCE CALL PARTICIPANTS

 Bob Napoli

 Piper Jaffray & Co. - Analyst

 Douglas Harter

 Credit Suisse - Analyst

 PRESENTATION

Operator

 Good morning ladies and gentlemen and thank you for standing by. Welcome to the Care Investment Trust third-quarter 2007 conference call. During today's presentation, all parties will be in a listen-only mode. (Operator Instructions) As a reminder, this conference is being recorded on Monday, November 12, 2007. I would like to turn the presentation over to Leslie Loyet, with the financial relations board. Please go ahead, ma'am.

 Leslie Loyet - Care Investment Trust Inc. - IR

 Thank you. I would like to thank everyone for joining us today. Earlier in the day, we sent out a press release, outlining the results for the third quarter and for the period from June 22, 2007, our commencement of operations, through September 30, 2007. If anyone has not received the release, please visit Care's Web site at www.carereit.com to retrieve a copy. Management will provide an overview of the results and then we'll open up the call to your questions.

Before I turn the call over to management, I need to inform you that certain statements made in the press release and on this conference call that are not historical may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform of Act 1995. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, please see “Risk Factors” in the Company's filings with the SEC, including its Form 10-Q for the period ended June 30, 2007 and the Company's registration statement on Form S-11 relating to its initial public offering.

All forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such events. Also, during today's conference call, the Company may discuss funds from operations, or FFO, or adjusted funds from operation, or AFFO, both of which are non-GAAP financial measures as defined by SEC Regulation G.

A reconciliation of each non-GAAP financial measure and the comparable GAAP financial measure or net income can be found on the add five page of the press release issued this morning, November 12, 2007 and on the Company's Web site again at www.carereit.com by selecting the press release regarding the Company's third-quarter earnings. At this time, I would like to introduce Flint Besecker, Vice Chairman of Care Investment Trust and President of Care's manager, CIT Healthcare. Flint, please go ahead.

 Flint Besecker  - Care Investment Trust Inc. - Vice Chairman, Care Investment Trust and President, CIT Healthcare

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FINAL TRANSCRIPT

Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

 Thank you, Leslie. Good morning everyone. I will make some brief comments and then turn the call over to Scott Kellman, Care's Chief Executive Officer. I would also like to acknowledge any veterans who may be listening. Thank you for serving our country.

Whilst many of you are aware, we observed significant dislocations in the debt markets in the third quarter with noticeably tightened liquidity and we expect these market conditions will persist into 2008. I think you will agree though that Care is positioned to weather this market and continue to focus on shareholder growth, principally through two factors; first, through the strength of our sponsor CIT.

This sponsorship enabled us for example to close a $300 million credit facility at favorable terms relative to the current market. Second, the strength of Care's business model allows for diverse investment in both debt and equity. And as a hybrid, we can select a preferred investment opportunity either in a particular transaction or more broadly as a market focus.

Now you may recall the CDO market was a primary financing tool to leverage our senior mortgage investments. However, the CDO market closed down in the third quarter and is expected to principally remain closed well into 2008. Consequently, we will not be investing heavily in senior mortgages and instead are focusing our investment strategy and in owned real estate in other direct equity investments. There remains liquidity available for these equity investments through property specific debt.

In the turbulent credit markets, we remain very focused on delivering shareholder growth. And we're better positioned to succeed with this objective through both the strength of our sponsor and the diversity of Care's business model.

Thank you. Now I would like to turn the call over to Care's CEO, Scott Kellman.

 Scott Kellman  - Care Investment Trust Inc. - CEO

 Thank you, Flint and thanks to everyone who joined us this morning to talk about Care Investment Trust. With Flint and me on the call today are Bob O'Neill, our Chief Financial Officer; and Mike McDugall, our Chief Investment Officer who heads our risk and underwriting functions.

Care's first full quarter of operations was marked by a concerted focus on closing our credit line, on strong portfolio performance and on solid financial results. I would like to touch on each of these and then open the call for questions.

The third quarter presented unique challenges for all financial institutions. Care's number one priority was to secure much-needed liquidity through the closing of our credit facility with Column Financial, an affiliate of Credit Suisse securities. As Flint mentioned, we achieved this objective by closing our facility on October 1. The liquidity provided by this facility will allow us to apply our flexible investment approach to opportunistically seek value where the current volatile market makes it available to us. We believe the strong market relationships that our manager, CIT Healthcare, brings in our space positions Care well to identify and execute on proprietary transactions with compelling risk return profiles in this market.

Portfolio metrics for the quarter were excellent. 100% of payments due have been collected and portfolio cash flows resulted in strong debt service coverages. We had no loans on  nonaccrual and took no impairments. The average return on assets during the quarter was LIBOR plus 320 basis points.

During the quarter, we received two loan repayments which combined totaled $26.1 million. This runoff was partially offset by two loans to new operators in the amounts of $6.1 million and $9.3 million. Combined with approximately $1.2 million of additional funding to existing portfolio clients, total new investment in the quarter equaled $16.6 million.

At a combined weighted average return of LIBOR plus 465 basis points, these two deals presented compelling value. We passed on other opportunities that were not as attractive as we monitored the pricing volatility in the market and we conserved our capital to redirect the bulk of our origination activity to equity investments going forward.

Earnings per share, funds from operations, and adjusted funds from operations each equaled $0.18 per share for the quarter. Care realized approximately $6.1 million in revenues for the quarter comprised of approximately $5.9 million of investment income from our mortgage portfolio and approximately $200,000 from interest income on invested cash. Of the $5.9 million of investment income, roughly $65,000 of that consisted of termination fees from loan repayments.

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Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

Expenses totaled $2.4 million. Significant line items included the $1.3 million of management fees paid to our external manager, CIT Healthcare, and approximately $1 million of marketing, general, and administrative expenses. These expenses consisted of professional fees, insurance expense and general overhead cost for care. As Care did not employ leverage during the quarter, no interest expense was incurred. As we utilize our recently closed credit facility to make new investments, we expect interest expense to become a meaningful factor in future quarters.

Net income for the quarter was consequently $3.7 million. When spread over Care's $20.9 million fully diluted weighted average shares outstanding, this net income yields the $0.18 per share referenced earlier.

Operator, that concludes our prepared remarks. Would you please open the line for questions?

 QUESTION AND ANSWER

Operator

 (Operator Instructions) Bob Napoli, Piper Jaffray.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 A couple of quick questions. The pipeline -- first of all, when do you expect to begin borrowing? Can you -- what are the terms of that credit facility?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 The terms of the credit facility are LIBOR plus 75 for the first four months and then, it accelerates after that to LIBOR plus 100. The terms go out -- it's an 18-month initial term. There are a lot of specifics to it. What else would you like to know?

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 I guess, does it peak out at LIBOR plus 100?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 It does peak out at LIBOR plus 100.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 And what kind of an advance rate?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 It's a 50% advance rate on value. That 50% advance rate is then impacted by certain underwriting adjustments that the warehouse facility lender makes. The effective advance rate currently given our current documentation on loans and what not is about 35%.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 And does that advance rate apply to both owned real estate and loans?

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Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

 Scott Kellman  - Care Investment Trust Inc. - CEO

 It's primarily applied to loans. We have the ability to seek on an individual underwriting basis, advances on owned equity. However, quite frankly, the market for owned equity is so much more compelling on an individual asset specific basis that that will be our execution on those executions.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 And can you talk about the -- what's in your pipeline? What kind of transactions are -- and the size of the pipeline?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 We're seeing significant opportunities for investment. The challenge today seems to be agreeing value and pricing in the volatile market that we are in. We have a number of items in our pipeline. We have potential investments that include equity investments in medical office buildings, in assisted living facilities. Actually we have one skilled nursing equity opportunity. We also have a number of opportunities in first mortgages in skilled nursing which we are scrutinizing very closely to see whether they provide adequate value as well as an opportunity to look at a couple of MEZZ opportunities in the skilled nursing.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 And I guess last question. Strategically, as you sit here today, do you expect that you're going to have a much higher weighting of owned real estate versus loans a year from today?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 Absolutely. We believe that today's market offers a unique opportunity to capture longer-term value through equity investments in high-quality properties and that those properties have the prospect of internal growth and long-term appreciation. And, in addition to the value proposition inherent in investing in quality properties, there's also dedicated asset specific debt available for these types of investments which -- this will enable us to spread our capital further across more assets. So, we think it's the right strategic approach and we think that the credit markets currently are compelling us to go in that direction.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 I'm sorry, last -- cap rates -- have there been significant changes in cap rates or lending spreads?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 You know, we've seen very few deals trade since July. I think everyone on this call believes that cap rates should move. But owners are not selling unless they have to. So we have very few benchmarks to go through over the last couple of months. I think the next couple of quarters should give us more insight into whether cap rates will move materially.

 Bob Napoli  - Piper Jaffray & Co. - Analyst

 And lending spreads.

 Scott Kellman  - Care Investment Trust Inc. - CEO

 And lending spreads as well.

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FINAL TRANSCRIPT

Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

Operator

 (Operator Instructions) Douglas Harter, Credit Suisse.

 Douglas Harter  - Credit Suisse - Analyst

 I was wondering if you could talk about any other options to get further leverage on the debt portfolio?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 There really are limited options in today's market and we need some visibility. We need the market to settle down a little bit to really assess the availability of other options. When you look at the pricing on this line, it's exceptionally good for today's market. The availability obviously is somewhat constrained. We have some options. As we move to the equity strategy, we have other options for general corporate lines as well as opportunity for asset specific debt.

The other issue that we've seen which tells you that the asset class within which we are investing is still fairly robust despite the credit contagion in the market is the fact that we've seen a number of payoffs which have provided us liquidity. And if you go back to Bob's suggestion that in fact there may be expansion in credit spreads going forward and better opportunities, the repayment of some of our existing portfolios -- we experienced two payoffs during the first quarter and then a rather significant $34 million payment in the early part of the fourth quarter -- is providing us with some additional liquidity which allows us to redeploy in potential equity investments.

So we're seeing a fair amount of activity. We'll look for other options opportunistically in the market to finance ourselves. But I think that there's a degree of volatility in the financing market now that limits our options currently.

 Douglas Harter  - Credit Suisse - Analyst

 Could you talk about the current returns you can earn on an equity investment versus the current returns you're getting on debt portfolio?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 Yes, the equity investments truly depend on what area you are investing in. It depends on what the product type is. Returns on a quality medical office, especially high quality have really not moved. You can find things in the low sixes running up to 7.25%; on medium-term medical office, 7% to 8%. If you're looking at assisted living, you're still looking at mid-sevens to possibly lower. If you're looking at skilled nursing, you can go much higher.

But with the leverage, the internal growth characteristics of 2% to 3% inherent inflators and the opportunity for long-term appreciation from high quality properties, I think your total IRRs over time are actually equally if not more compelling. And quite frankly, when leverage is limited in the markets as it is today, the original opportunities to invest in mortgages with three to four times leverage just don't exist.

 Douglas Harter  - Credit Suisse - Analyst

 And I guess just one final question. Sort of, as you have paydowns in the short-term, should we expect you to replace those with other mortgages or sort of hold that capital until you are able to make equity investments?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 It's more likely that we will hold that capital and look for opportunistic equity investments that provide us long-term value.

 Douglas Harter  - Credit Suisse - Analyst

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FINAL TRANSCRIPT

Nov. 12. 2007 / 11:00AM ET, CRE - Q3 2007 CARE INVESTMENT TRUST INC Earnings Conference Call

 All right and obviously those will kind of be lumpy but, is there any sort of visibility on sort of the magnitude that you can do?

 Scott Kellman  - Care Investment Trust Inc. - CEO

 You know, I think that lumpy references the -- is entirely accurate actually. I think that the markets will dictate that over time. We don't have clear visibility right now in that factor.

Operator

 Management, at this time, there are no additional questions in the conference and at this time would like to turn the presentation back over to Mr. Kellman. Please go ahead, sir.

 Scott Kellman  - Care Investment Trust Inc. - CEO

 I just want to say thank you for joining us today. We appreciate your interest and your support and we will talk to you next quarter. Thank you so much. Take care.

Operator

 Thank you, management. Ladies and gentlemen, at this time, we will conclude today's teleconference. We thank you for your participation on the program. If you would like to listen to a replay, please dial 1-800-405-2236 or 303-590-3000 with an access code of 1110161 followed by the #. (Operator Instructions)

At this time, we will conclude today's teleconference. We thank you for your participation on the program. You may now disconnect and please have a pleasant day.

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